UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2009
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On July 29, 2009, Medco Health Solutions, Inc. (the “Company”) issued a press release reporting the financial results for its fiscal quarter ended June 27, 2009. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.
     The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
Date: July 29, 2009	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and Senior Vice President, Pharmaceutical Strategies and Solutions

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 29, 2009